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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD:  June 1997           PAYMENT DATE:   7/15/97

As of the Record Date:
Series C Invested Amount ....................................................     $135,000,000
Series C Pool Factor ........................................................    1.00000000000

Series D (Class A and B) Invested Amount ....................................     $109,260,000
Series D (Class A and B) Pool Factor ........................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ..................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ......................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ..........................      $27,000,000

For the Settlement Period:                                                                          Per $1,000
                                                                                                    ----------

Gross Collections for the Settlement Period .................................     $241,376,891         $801.22
Defaulted Amount for the Settlement Period ..................................          200,000            0.66
Recoveries for the Settlement Period ........................................            3,445            0.01

Certificate/Fee Distribution on:   7/15/97

     Interest on the Series C Certificates ..................................      $655,490.63           $2.18
     Interest on the Series D - Class A Certificates ........................       476,687.50            1.58
     Interest on the Subordinated Series 1995-1 Certificates ................       160,406.25            0.53
     Interest on the Series D - Class B Certificates ........................        48,020.17            0.16
     Principal of the Series C Certificates .................................             0.00            0.00
     Principal of the Series D - Class A Certificates .......................             0.00            0.00
     Principal on the Subordinated Series 1995-1 Certificates ...............             0.00            0.00
     Principal of the Series D - Class B Certificates .......................             0.00            0.00
     Servicing Fee ..........................................................       567,888.38            1.89
                                                                                --------------      ----------
                         Total of distributions .............................    $1,908,492.93           $6.34
                                                                                ==============      ==========

VFC activity for the June 1997 Settlement Period:

     Beginning principal of the Variable Funding Certificate ................   $33,000,000.00
     Principal from the Variable Funding Certificateholder ..................             0.00
     Principal to the Variable Funding Certificateholder ....................    (6,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ...................   $27,000,000.00
                                                                                ==============


     Interest for the Settlement Period for the VFC .........................      $139,317.78           $0.46
     Liquidity Fees for the Settlement Period for the VFC ...................        17,177.18            0.06
                                                                                --------------      ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ........      $156,494.96           $0.52
                                                                                ==============      ==========

As of the end of the June 1997 Settlement Period:

Subordinated Amounts:
    Series C Certificates ...................................................      $31,666,667
    Series D - Class A Certificates .........................................      $23,456,790
    Variable Funding Certificate  (VFC) .....................................       $6,333,333
Aggregate Subordinated Transferor Amount ....................................     $ 39,146,780

Cash Collateral Account balance .............................................               $0
Collection Account balance ..................................................       $2,035,000
Excess Funding Account balance ..............................................       $4,900,000

  -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
       1995-1) as of the Record Date.
  -    Interest is for the Interest Accrual Period ending July 14th.
  -    The Series C Certificate Rate was 6.0275% for this Interest Accrual Period.
  -    The Series D - Class A Certificate Rate was 5.9175% for this Interest Accrual Period.
  -    The Subordinated Series 1995-1 Certificate Rate was 6.6375% for this Interest Accrual Period.
  -    The Series D - Class B Certificate Rate was 6.4375% for this Interest Accrual Period.

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